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                                                                 Exhibit (10)(i)


     STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
Internet: sroth@sablaw.com


                               February 27, 2001



Board of Directors
GE Capital Life Assurance
 Company of New York
125 Park Avenue, 6th Floor
New York, NY 10017-5529

          Re   GE Capital Life Separate Account II
               -----------------------------------

Ladies and Gentlemen:

          We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 filed by GE Capital Life Separate Account II for certain flexible premium variable deferred annuity contracts (File No. 333-47016). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              SUTHERLAND ASBILL & BRENNAN LLP



                              By: /s/ Stephen E. Roth
                                  --------------------------
                                      Stephen E. Roth